Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

POLEN GROWTH FUND

Investor Class

Institutional Class

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated December 27, 2016, to the Polen Growth Fund’s (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2016, each as may be amended or supplemented from time to time.

This information in this supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such documents.

Effective January 1, 2017, the Board of Trustees of the Trust has approved a reduction in the management fee payable by the Fund to Polen Capital Management, LLC (“Polen” or the “Adviser”) from an annual rate of 1.00% to 0.85% of the Fund’s average daily net assets. The Fund’s Prospectus and SAI are hereby amended to reflect these changes.

Additionally, the fee table and accompanying footnotes with respect to the Fund under the heading “Fees and Expenses” and the related Expense Example in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees (1)	0.85%	0.85%
Distribution (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses(2)	1.27%	1.02%
Fee Waiver and/or Expense Reimbursement(2)	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.25%	1.00%

(1) Prior to January 1, 2017, the Management Fee was (on an annual basis) 1.00% of the average daily net assets of the Fund. Accordingly, the expense information in the table above has been restated to reflect current fees.

(2) Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund” fees and expenses and brokerage commissions) do not exceed 1.00% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Investor Class shares or Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$127	$399	$693	$1,530
Institutional Class	$102	$321	$559	$1,244

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE